SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                           Unico American Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

            0-3978                                   95-2583928
    (Commission File Number)              (IRS Employer Identification No.)


       23251 Mulholland Drive
     Woodland Hills, California                         91364
(Address of Principal Executive Offices)              (Zip Code)


                                 (818) 591-9800
              (Registrant's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last Report.)

Item 7.  Financial Statements and Exhibits.
------------------------------------------
(c)      Exhibits

         99.1     News release dated May 14, 2003


Item 9.  Regulation FD Disclosure
---------------------------------
In accordance with SEC Release No. 33-8216, the attached press release is being provided under "Item 12. Results of Operations and Financial Conditions." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNICO AMERICAN CORPORATION
                                                    (Registrant)


Date: May 14, 2003                        By:       /s/ Lester A. Aaron
                                                    ------------------
                                          Name:     Lester A. Aaron
                                          Title:    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number        Description
--------------        -----------
99.1                  News release dated May 14, 2003